                                                                    Exhibit 99.2

                              FOR IMMEDIATE RELEASE
                        FOR FURTHER INFORMATION, CONTACT:
                 BRIAN ARSENAULT, SVP, CORPORATE COMMUNICATIONS
                                  207 761-8517



              SEVENTH CONSECUTIVE RECORD EARNINGS YEAR AT BANKNORTH

(Earnings Conference Call at 1:30 p.m. Eastern Time, today, January 23, 2001. Dial-in 800 967-7134, confirmation code, 737162; replay for 48 hours starting at approximately 4 p.m. Eastern Time today. Replay dial-in 888 203-1112, replay passcode 737162. Live webcast also available at www.banknorth.com - go to Investor Relations button, go to Investor's Overview, look for Live Webcast.)


Portland, Maine, January 23, 2001 - Banknorth Group, Inc. (NASDAQ: BKNG) today announced its seventh consecutive record earnings year on an operating basis. Operating earnings, exclusive of merger related and other special charges, were $234.7 million, or $1.62 per diluted share, for the year ended December 31, 2000, up 9 percent on a per diluted share basis from 1999. Net income for the year ended December 31, 2000 was $191.7 million, or $1.32 per diluted share, down 3 percent from 1999 mostly due to costs related to the acquisition of Banknorth in May 2000. Following the acquisition of Banknorth by the former Peoples Heritage Financial Group, the Company took on the Banknorth Group name.

For the quarter ended December 31, 2000, operating income was a record $62.3 million, or 43 cents per diluted share, up 10 percent on an operating basis from $56.4 million, or 39 cents per diluted share, for the quarter ended December 31, 1999. For the quarter ended December 31, 2000, net income was also a record at $62.4 million, or 43 cents per diluted share, up 8 percent per diluted share from $58.8 million, or 40 cents per diluted share, over the same quarter a year ago.

"To complete the largest acquisition in our history in 2000 and still achieve solid loan and fee income expansion was very gratifying," said William J. Ryan, Chairman, President and Chief Executive Officer.

Loans at December 31, 2000 were up 10 percent over December 31, 1999, led by a 20 percent increase in commercial business loans. Consumer loans increased by 12 percent and commercial real estate loans by 10 percent. Mortgage loans declined by 1 percent from December 31, 1999 to December 31, 2000 as a result of new loans being sold into the secondary market.

Noninterest income, exclusive of securities restructuring, increased by 18 percent from December 31, 1999 to December 31, 2000, reflecting substantial fee income growth. Insurance commissions, bolstered by purchase acquisitions of agencies in Massachusetts and Connecticut, increased by 27 percent, merchant and card product income and customer service fees were both up 17 percent, and investment advisory services fees increased by 15 percent.

Operating noninterest expenses for the year ended December 31, 2000 decreased slightly from the previous year.

Operating return on average equity for the year ended December 31, 2000 was 19.20%, up from 18.16% for the previous year. Operating return on average assets for the year ended December 31, 2000 was 1.28%, up from 1.24% for the previous year. The Company's efficiency ratio in 2000 improved to 54.7% from 56.5% in 1999.

The Company's net interest margin for the year ended December 31, 2000 was 3.65%, down from 3.86% for the year ended December 31, 1999. However, the Company's net interest margin for the quarter ended December 31, 2000 was 3.70%, up 13 basis points from the previous quarter and the first quarterly increase in over two years.

"We are pleased to see an increase in the net interest margin and believe that recent interest rate developments will have a positive impact on our margin in 2001 and beyond," said Mr. Ryan.

Nonperforming loans as a percentage of total loans were at 0.57% at December 31, 2000, an increase of 11 basis points from the previous quarter ended September 30, 2000 but down from 0.59% at December 31, 1999. Nonperforming assets as a percentage of total assets of 0.37% at December 31, 2000 increased by 6 basis points from the previous quarter ended September 30, 2000 but were level with December 31, 1999.

"Asset quality remains strong," said Mr. Ryan. "Despite some traditional pressure related to the commencement of the winter season and a modest upturn in nonperforming loans, asset quality remains an essentially positive story at Banknorth."

During the quarter ended December 31, 2000, the Company repurchased approximately 4.6 million shares of its common stock at a weighted average price of $18.19 per share.

Banknorth Group, Inc., headquartered in Portland, Maine, is one of the country's 50 largest commercial banking companies with $18.2 billion in assets. The Company operates banking subsidiaries in Maine, Peoples Heritage Bank, NA, in New Hampshire, Bank of New Hampshire, NA, in Massachusetts, First Massachusetts Bank, NA, in Vermont, The Howard Bank, NA, Franklin Lamoille Bank, NA and First Vermont Bank, NA, and New York, Evergreen Bank, NA. In north central Connecticut, the Company's banking presence is GBT, a division of First Massachusetts Bank, NA.

The Company also operates a variety of insurance agencies in New England as subsidiaries of Morse, Payson & Noyes, Insurance, its lead agency, a money management firm, The Stratevest Group, NA, an investment subsidiary, Heritage Investment Planning Services, and a leasing company, Banknorth Leasing.

Other subsidiaries and divisions provide services in mortgage banking, asset based lending, private banking, merchant services and other financial services.

Note: This news release may contain forward looking information for Banknorth Group, Inc. Actual results may vary materially from any forward looking statements. Factors which could result in material variations from forward looking statements include, but are not limited to: changes in interest rates which could affect net interest margins and net interest income; delays in cost savings measures or a failure to realize anticipated cost savings; competitive factors which could affect noninterest income, costs of deposits and interest income: and general economic conditions which could affect the volume of loan originations, the amount of loan losses and levels of noninterest income.

BANKNORTH GROUP, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                                                                       December 31
                                                                             ------------------------------             %
(In thousands)                                                                  2000               1999               Change
                                                                             -----------        -----------           ------
Cash and due from banks                                                      $   515,934        $   546,816             -6%
Federal funds sold and other short-term investments                               29,058            229,579            -87%
Securities available for sale                                                  5,425,111          6,316,031            -14%
Securities held to maturity                                                      455,547            557,151            -18%

Loans and leases held for sale                                                    51,131             82,318            -38%
Loans and leases:
   Residential real estate mortgages                                           2,248,714          2,270,417             -1%
   Commercial real estate mortgages                                            2,955,163          2,696,317             10%
   Commercial business loans and leases                                        2,308,904          1,924,201             20%
   Consumer loans and leases                                                   3,332,881          2,963,721             12%
                                                                             -----------        -----------
     Total loans and leases                                                   10,845,662          9,854,656             10%
   Less: Allowance for loan losses                                               153,550            155,048             -1%
                                                                             -----------        -----------
     Loans and leases, net                                                    10,692,112          9,699,608             10%

Premises and equipment                                                           201,192            192,540              4%
Goodwill and other intangible assets                                             185,520            184,381              1%
Mortgage servicing rights                                                         23,225             52,724            -56%
Bank owned life insurance                                                        306,411            288,783              6%
Other assets                                                                     348,569            358,333             -3%
                                                                             -----------        -----------

                                                                             $18,233,810        $18,508,264             -1%
                                                                             ===========        ===========
--------------------------------------------------------------------------------------------------------------------------------


LIABILITIES & SHAREHOLDERS' EQUITY

Deposits:
   Regular savings                                                           $ 1,386,286        $ 1,567,776            -12%
   Retail money market and NOW accounts                                        3,975,318          3,698,934              7%
   Retail certificates of deposit                                              4,461,983          4,448,229              0%
   Brokered deposits                                                             169,069            173,798             -3%
   Demand deposits                                                             2,114,600          1,821,764             16%
                                                                             -----------        -----------
     Total deposits                                                           12,107,256         11,710,501              3%

Borrowings from Federal Home Loan Bank                                         3,348,242          3,997,819            -16%
Federal funds purchased and securities sold under
   repurchase agreements                                                       1,138,629          1,302,821            -13%
Other borrowings                                                                  73,744             66,838             10%
Other liabilities                                                                136,307            139,236             -2%
                                                                             -----------        -----------

   Total liabilities                                                          16,804,178         17,217,215             -2%
                                                                             -----------        -----------

Company obligated, mandatorily redeemable securities of
subsidiary trust holding solely parent junior subordinated debentures             98,775             98,775              0%

Shareholders' equity                                                           1,330,857          1,192,274             12%
                                                                             -----------        -----------

                                                                             $18,233,810        $18,508,264             -1%
                                                                             ===========        ===========

BANKNORTH GROUP, INC. AND SUBSIDIARIES
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
                                                                                                 Three Months Ended
                                                          Year Ended December 31,                    December 31,
(In thousands, except number of                        ---------------------------     %    -----------------------------      %
shares and per share data)                                2000             1999      Change    2000            1999         Change
                                                       -----------     -----------   ------  ---------       --------       ------
Interest and dividend income                           $ 1,330,287     $ 1,227,519      8%   $   337,281   $   323,286         4%
Interest expense                                           717,276         603,290     19%       183,321       163,424        12%
                                                       -----------     -----------           -----------   -----------
Net interest income                                        613,011         624,229     -2%       153,960       159,862        -4%
Provision for loan and lease losses                         23,819          23,575      1%         6,651         6,005        11%
                                                       -----------     -----------           -----------   -----------
       Net interest income after provision
       for loan and lease losses                           589,192         600,654     -2%       147,309       153,857        -4%
                                                       -----------     -----------           -----------   -----------

Noninterest income:
   Customer services                                        80,987          69,197     17%        21,105        19,367         9%
   Mortgage banking services                                21,963          20,423      8%         7,151         2,808       155%
   Trust Income                                             35,436          34,060      4%         9,397         8,685         8%
   Investment advisory services                              6,998           6,098     15%         1,883         1,697        11%
   Insurance commissions                                    25,748          20,289     27%         9,745         6,012        62%
   Bank owned life insurance                                17,701          15,522     14%         4,220         3,913         8%
   Merchant and card product income, net                    15,384          13,126     17%         3,824         3,913        -2%
   Net gains on sales of securities                            439             655    -33%           437             -        NM
   Losses on securities restructuring (1)                  (15,895)              -     NM              -             -        NM
   Other noninterest income                                 22,427          12,425     80%         6,305         3,515        79%
                                                       -----------     -----------           -----------   -----------
                                                           211,188         191,795     10%        64,067        49,910        28%
                                                       -----------     -----------           -----------   -----------
Noninterest expense:
   Salaries and employee benefits                          230,184         231,500     -1%        59,723        60,119        -1%
   Data processing                                          37,607          40,486     -7%        10,547         9,385        12%
   Occupancy and equipment expense                          70,938          69,531      2%        17,043        17,591        -3%
   Distributions on securities of subsidiary trust           9,387           9,834     -5%         2,347         2,338         0%
   Amortization of goodwill & deposit premiums              21,016          20,642      2%         5,346         5,177         3%
   Special charges (2)                                      43,007          28,002     54%           (15)       (3,889)        NM
   Other noninterest expense                                99,714          98,147      2%        24,467        26,573        -8%
                                                       -----------     -----------           -----------   -----------
                                                           511,853         498,142      3%       119,458       117,294         2%
                                                       -----------     -----------           -----------   -----------

Income before income tax expense                           288,527         294,307     -2%        91,918        86,473         6%
Income tax expense                                          96,793          97,349     -1%        29,554        27,637         7%
                                                       -----------     -----------           -----------   -----------
       Net income                                      $   191,734     $   196,958     -3%   $    62,364   $    58,836         6%
                                                       ===========     ===========           ===========   ===========

Weighted average shares outstanding:
       Basic                                           144,270,020     145,757,788     -1%   143,488,027   144,654,679        -1%
       Diluted                                         145,194,054     147,427,667     -2%   144,581,002   146,056,390        -1%
Earnings per share:
       Basic                                           $      1.33     $      1.35     -1%   $      0.43   $      0.41         5%
       Diluted                                         $      1.32     $      1.34     -1%   $      0.43   $      0.40         8%
-----------------------------------------------------------------------------------------------------------------------------------

OPERATING FINANCIAL DATA
Operating non-interest expense (3)                     $   468,846     $   470,140      0%   $   119,473   $   121,183        -1%
Operating net income (4)                               $   234,686     $   217,774      8%   $    62,326   $    56,446        10%
Basic operating earnings per share (4)                 $      1.63     $      1.49      9%   $      0.43   $      0.39        10%
Diluted operating earnings per share (4)               $      1.62     $      1.48      9%   $      0.43   $      0.39        10%

-----------------------------------------------------------------------------------------------------------------------------------

(1) Securities losses to restructure the investment portfolio during the three months ended June 30, 2000.
(2) Special charges consist of merger charges, costs to discontinue the correspondent mortgage business, asset write-downs and branch closing costs.
(3)  Excludes pre-tax special charges.
(4) Excludes post-tax special charges and losses on restructuring the investment portfolio.

NM - calculated % change is not meaningful
--------------------------------------------------------------------------------

BANKNORTH GROUP, INC. AND SUBSIDIARIES
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------

(In thousands, except number of
shares and per share data)                               Year Ended December 31,        Three Months Ended December 31,
                                                      -----------------------------     ------------------------------
                                                          2000             1999             2000            1999
                                                      ------------     ------------     ------------     ------------
Net interest income                                   $    613,011     $    624,229     $    153,960     $    159,862
Net income                                            $    191,734     $    196,958     $     62,364     $     58,836
Operating net income (1)                              $    234,686     $    217,774     $     62,326     $     56,446
Shares outstanding (end of period)                     141,244,603      144,973,898      141,244,603      144,973,898
Weighted average shares outstanding:
        Basic                                          144,270,020      145,757,788      143,488,027      144,654,679
        Diluted                                        145,194,054      147,427,667      144,581,002      146,056,390

Earnings per share:
        Basic                                         $       1.33     $       1.35     $       0.43     $       0.41
        Diluted                                       $       1.32     $       1.34     $       0.43     $       0.40

Operating earnings per share (1):
        Basic                                         $       1.63     $       1.49     $       0.43     $       0.39
        Diluted                                       $       1.62     $       1.48     $       0.43     $       0.39

Operating cash earnings per share (2):
        Basic                                         $       1.77     $       1.64     $       0.47     $       0.43
        Diluted                                       $       1.76     $       1.62     $       0.47     $       0.42


Shareholders' equity                                  $  1,330,857     $  1,192,274     $  1,330,857     $  1,192,274
Book value per share                                  $       9.42     $       8.22     $       9.42     $       8.22
Tangible book value per share                         $       8.11     $       6.95     $       8.11     $       6.95

-------------------------------------------------------------------------------------------------------------------------
Ratios:

Net interest margin (net interest income
   as a % of average earning assets) (3)                     3.65%            3.86%            3.70%            3.78%
Net interest spread (yield on earning assets minus
   yield on interest-bearing liabilities) (3)                3.08%            3.37%            3.06%            3.30%

Return on average assets                                     1.05%            1.12%            1.36%            1.27%
Operating return on average assets (1)                       1.28%            1.24%            1.35%            1.22%
Operating cash return on average assets (2)                  1.41%            1.37%            1.49%            1.35%

Return on average equity                                    15.69%           16.42%           19.16%           19.64%
Operating return on average equity (1)                      19.20%           18.16%           19.15%           18.84%
Operating cash return on average equity (2)                 24.55%           23.66%           24.34%           24.36%

Tier 1 leverage capital ratio at end of period               7.03%            6.75%            7.03%            6.75%

Efficiency ratio (4)                                        54.72%           56.45%           53.83%           56.65%

Non-performing loans                                  $     61,634     $     58,127     $     61,634     $     58,127
Total non-performing assets                           $     67,132     $     69,192     $     67,132     $     69,192
Non-performing loans as a % of total loans                   0.57%            0.59%            0.57%            0.59%
Non-performing assets as a % of total assets                 0.37%            0.37%            0.37%            0.37%

Full service banking offices                                   285              321              285              321

-------------------------------------------------------------------------------------------------------------------------

 (1)  Excludes special charges and losses on restructuring the investment portfolio.
 (2)  Earnings before special charges and amortization of goodwill and core deposit premiums.
 (3)  Adjusted to fully taxable equivalent basis.
 (4)  Excludes distributions on securities of subsidiary trust, net gains on sales of securities and special charges.

-------------------------------------------------------------------------------------------------------------------------

BANKNORTH GROUP, INC. AND SUBSIDIARIES
----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED AVERAGE BALANCE SHEETS (UNAUDITED)

                                                                       THREE MONTHS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                                    2000                                1999
----------------------------------------------------------------------------------------------------------------------------------
                                                          AVERAGE           YIELD/            AVERAGE           YIELD/
(Dollars in Thousands)                                    BALANCE            RATE             BALANCE            RATE
----------------------------------------------------------------------------------------------------------------------------------
ASSETS

Loans and leases (1)
   Residential real estate mortgages                    $ 2,304,500          7.52%           $ 2,356,697        7.33%
   Commercial real estate mortgages                       2,947,644          8.97%             2,695,579        8.94%
   Commercial loans and leases                            2,263,301          9.29%             1,865,582        8.71%
   Consumer loans and leases                              3,305,342          8.82%             2,908,574        8.59%
                                                        -----------                          -----------
                                                         10,820,787          8.68%             9,826,432        8.39%
Securities                                                6,065,801          6.77%             7,030,811        6.58%
Federal funds sold & other short-term investments            33,591          4.28%                80,898        5.92%
                                                        -----------                          -----------
     Total earning assets                                16,920,179          7.99%            16,938,141        7.61%

Noninterest-earning assets                                1,379,667                            1,362,000
                                                        -----------                          -----------
     Total assets                                       $18,299,846                          $18,300,141
                                                        ===========                          ===========

LIABILITIES & SHAREHOLDERS' EQUITY

Interest-bearing deposits:
   Regular savings                                      $ 1,416,785          1.66%           $ 1,604,451        2.08%
   Retail money market and NOW accounts                   3,933,748          3.54%             3,644,631        2.87%
   Retail certificates of deposit                         4,522,791          5.74%             4,511,629        4.93%
   Brokered deposits                                        120,020          6.72%               143,328        5.71%
                                                        -----------                          -----------
       Total interest-bearing deposits                    9,993,344          4.31%             9,904,039        3.72%
Borrowed funds                                            4,720,402          6.24%             5,142,011        5.44%
                                                        -----------                          -----------
       Total interest-bearing liabilities                14,713,746          4.93%            15,046,050        4.31%
Demand accounts                                           2,046,837                            1,861,423
Other liabilities                                           145,722                              105,295
Minority interest                                            98,775                               98,775
Shareholders' equity                                      1,294,766                            1,188,598
                                                        -----------                          -----------
       Total liabilities, minority interest
                 and shareholders' equity               $18,299,846                          $18,300,141
                                                        ===========                          ===========

Net earning assets                                      $ 2,206,433                          $ 1,892,091
                                                        ===========                          ===========

Net interest income (fully taxable equivalent)          $   155,730                          $   161,291
Less: fully taxable equivalent adjustments                   (1,770)                              (1,430)
                                                        -----------                          -----------
Net interest income                                     $   153,960                          $   159,861
                                                        ===========                          ===========

Net interest rate spread (fully taxable equivalent)                          3.06%                              3.30%
Net interest margin (fully taxable equivalent)                               3.70%                              3.78%
----------------------------------------------------------------------------------------------------------------------------------


(1) Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.

BANKNORTH GROUP, INC. AND SUBSIDIARIES
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED AVERAGE BALANCE SHEETS (UNAUDITED)

                                                                                  YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         2000                               1999
-----------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE         YIELD/            AVERAGE              YIELD/
(Dollars in Thousands)                                         BALANCE          RATE             BALANCE               RATE
-----------------------------------------------------------------------------------------------------------------------------------
Assets

Loans and leases (1)
   Residential real estate mortgages                         $ 2,325,791        7.50%           $ 2,756,660            7.42%
   Commercial real estate mortgages                            2,863,464        8.92%             2,570,575            8.86%
   Commercial loans and leases                                 2,136,255        9.13%             1,792,368            8.79%
   Consumer loans and leases                                   3,159,779        8.66%             2,788,574            8.61%
                                                             -----------                        -----------
                                                              10,485,289        8.57%             9,908,177            8.38%
Securities                                                     6,405,415        6.78%             6,259,436            6.32%
Federal funds sold & other short-term investments                 63,901        5.75%               147,620            4.85%
                                                             -----------                        -----------
     Total earning assets                                     16,954,605        7.88%            16,315,233            7.56%

Noninterest-earning assets                                     1,388,621                          1,292,111
                                                             -----------                        -----------
     Total assets                                            $18,343,226                        $17,607,344
                                                             ===========                        ===========

LIABILITIES & SHAREHOLDERS' EQUITY

Interest-bearing deposits:
   Regular savings                                           $ 1,498,196        1.99%           $ 1,608,461            2.12%
   Retail money market and NOW accounts                        3,811,129        3.38%             3,570,703            2.78%
   Retail certificates of deposit                              4,521,217        5.42%             4,617,521            5.02%
   Brokered deposits                                             118,791        6.40%               179,760            5.37%
                                                             -----------                        -----------
       Total interest-bearing deposits                         9,949,333        4.13%             9,976,445            3.74%
Borrowed funds                                                 5,005,268        6.11%             4,408,944            5.21%
                                                             -----------                        -----------
       Total interest-bearing liabilities                     14,954,601        4.80%            14,385,389            4.19%
Demand accounts                                                1,942,148                          1,807,658
Other liabilities                                                125,324                            111,723
Minority interest                                                 98,775                            103,078
Shareholders' equity                                           1,222,378                          1,199,496
                                                             -----------                        -----------
       Total liabilities, minority interest
                 and shareholders' equity                    $18,343,226                        $17,607,344
                                                             ===========                        ===========

Net earning assets                                           $ 2,000,004                        $ 1,929,844
                                                             ===========                        ===========

Net interest income (fully taxable equivalent)               $   619,073                        $   629,363
Less: fully taxable equivalent adjustments                        (6,062)                            (5,134)
                                                             -----------                        -----------
Net interest income                                          $   613,011                        $   624,229
                                                             ===========                        ===========

Net interest rate spread (fully taxable equivalent)                              3.08%                                 3.37%
Net interest margin (fully taxable equivalent)                                   3.65%                                 3.86%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.

BANKNORTH GROUP, INC. AND SUBSIDIARIES
ASSET QUALITY (UNAUDITED)
(Dollars in thousands)
----------------------------------------------------------------------------------------------------------

                                                                                     December 31,
                                                                                  2000           1999
                                                                               ----------      ---------
  ALLOWANCE FOR LOAN LOSSES                                                     $153,550       $155,048

  NON-PERFORMING ASSETS:

    Residential real estate mortgages                                           $  9,894       $ 17,311
    Commercial real estate mortgages                                              12,790         17,756
    Commercial business loans and leases                                          32,622         17,109
    Consumer loans and leases                                                      6,328          5,951

                                                                               ----------      ---------
  Total non-performing loans                                                      61,634         58,127

  Other non-performing assets (net)                                                5,498         11,065

                                                                               ----------      ---------
  Total non-performing assets                                                   $ 67,132        $69,192
                                                                               ==========      =========


  Allowance for loan losses to total loans                                         1.42%          1.57%
  Allowance for loan losses to non-performing loans                              249.13%        266.74%
  Non-performing loans to total loans                                              0.57%          0.59%
  Non-performing assets to total assets                                            0.37%          0.37%

----------------------------------------------------------------------------------------------------------

                                                 Year Ended December 31,      Quarter Ended December 31,
                                                  2000            1999           2000            1999
                                                 -------        -------         ------          -------
  NET CHARGE-OFFS:

    Real estate mortgages                        $ 2,916        $ 5,545         $  639          $2,397
    Commercial business loans and leases           5,456          1,937          4,063           1,349
    Consumer loans and leases                     16,945         16,143          5,266           4,164
                                                 -------        -------         ------          ------
  Total net charge-offs                          $25,317        $23,625         $9,968          $7,910
                                                 =======        =======         ======          ======

  Net charge-offs to average loans (1)             0.24%          0.24%          0.37%           0.32%

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


(1)  Quarter ended ratios calculated on an annualized basis.